REVENUE	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 6. REVENUE

Contract Balances

The timing of revenue recognition, billings, and cash collections may result in trade, unbilled receivables, and deferred revenues on the balance sheets. At times, revenue recognition may occur before the billing, resulting in an unbilled receivable, which would represent a contract asset. The contract asset would be a component of accounts receivable and other assets for the current and non-current portions, respectively. In the event the Company receives advances or deposits from customers before revenue is recognized, this would result in a contract liability. In years ending December 31, 2023, and 2022, the Company invoiced as services were performed and did not invoice in advance; the company has no contract balances.